UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2012

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A

(Address of principal executive offices)1055 West Hastings Street, Suite 2200
Vancouver, British Columbia V6E 2E9
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404

(Registrant’s telephone number, including area code) (877) 848-3866

__________________NO CHANGE__________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 23, 2012, Lions Gate Films, Inc. (“LGF”), a wholly-owned subsidiary of Lions Gate Entertainment Corp. (the “Company”) entered into an amendment of employment agreement (the “Agreement”) with James Keegan, the Company’s Chief Financial Officer. Mr. Keegan shall continue to serve as the Company’s Chief Financial Officer for a term commencing April 16, 2012 and ending April 15, 2013, subject to earlier termination by mutual agreement, death, disability, cause (as defined in the Agreement) or without cause (as defined in the Agreement). Until April 16, 2012, the employment agreement dated January 12, 2009 between LGF and Mr. Keegan shall continue to govern the terms and conditions of Mr. Keegan’s current employment. Pursuant to the Agreement, Mr. Keegan shall receive an annual base salary of $500,000 and will be granted 60,000 time-vesting restricted share units, which shall vest in three equal installments. Mr. Keegan is also entitled to annual performance bonuses at the full discretion of the Company’s Chief Executive Officer, in consultation with the Company’s Compensation Committee. Additionally, in the event Mr. Keegan’s employment is terminated during the employment term by the Company without cause (as defined in the Agreement), Mr. Keegan will be entitled to receive severance pay equal to 50% of his base salary for the remainder of the term of the employment agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached as Exhibit 10.86 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No. _________	Description __________
10.86	Amendment of Employment Agreement between the Company and James Keegan dated February 23, 2012

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2012

LIONS GATE ENTERTAINMENT CORP.
(Registrant)
By: /s/ Wayne Levin
Name: Wayne Levin
Title: General Counsel and EVP, Corporate Operations

Exhibit 10.86

February 23, 2012

Mr. James Keegan

RE: Amendment of Employment Agreement

Dear Mr. Keegan:

Reference is hereby made to that certain employment agreement (the “Agreement”) dated January 12, 2009 between Lions Gate Films Inc. (“Company”) and James Keegan (“Employee”). The purpose of this letter agreement is, for good and valuable consideration, to amend certain provisions of the Agreement as follows:

•	The first sentence of Section 1(a) of the Agreement is hereby amended and restated, effective immediately, to read as follows:

“(a) The term of this agreement (“Agreement”) will begin April 16, 2009 and end April 15, 2013, subject to earlier termination as provided in Section 7 below (“Term”).”

•	Section 2(a) of the Agreement is hereby amended and restated, effective immediately, to read in its entirety as follows:

“(a) Salary. The following base salary will be paid to Employee during the Term:

(i)
April 16, 2009 through April 15, 2012 – the rate of FOUR HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($475,000.00) per year (“Base Salary – Period 1”), payable in accordance with the Company’s normal payroll practices in effect.

(ii)
April 16, 2012 through April 15, 2013 – the rate of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) per year (“Base Salary – Period 2”), payable in accordance with the Company’s normal payroll practices in effect.”

•	Section 5 of the Agreement is hereby amended and restated, effective immediately, to include the following Sections 5(d)-(f):

“(d) Second Grant. The Company acknowledges that at the February 21, 2012 meeting of the CCLG, the CCLG approved the grant to Employee of 60,000 Lions Gate restricted share units (“Second Grant”) in accordance with the terms and conditions of the Plan. The Second Grant shall be contingent upon Employee’s execution of the amendment to the Agreement that evidences such Second Grant and shall be effective upon the date on which such amendment is so executed (the “Amendment Date”). The Second Grant shall be evidenced by and subject to the terms of an award agreement in the form generally then used by Lions Gate to evidence grants of restricted stock units under the Plan.

(e) Vesting. Subject to Section 5(f) below, the Second Grant shall vest as follows:

(i)	the first 20,000 shares of the Second Grant will vest on the 1st anniversary of the Amendment Date;

(ii)	an additional 20,000 shares of the Second Grant will vest on the 2nd anniversary of the Amendment Date;

(iii)	the final 20,000 shares of the Second Grant will vest on the 3rd anniversary of the Amendment Date.

(f) Continuance of Employment. The vesting schedule in Section 5(e) above requires Employee’s continued employment with the Company through each applicable vesting date as a condition to the vesting of the applicable installment of the Second Grant and the rights and benefits thereto.”

•	The third sentence of Section 7(a)(v) of the Agreement is hereby amended and restated, effective immediately, to read as follows:

“In the event of a termination “without cause,” subject to Employee’s execution and delivery to the Company of a general release of claims in a form acceptable to the Company not more than twenty-one (21) days after the date of such termination (and Employee’s not revoking such release within any revocation period provided under applicable law), Employee shall be entitled to receive a severance payment equal to 50% of the amount of the Base Salary – Period 1 and Base Salary – Period 2 which Employee would have been entitled to receive for the period commencing on the date of such termination and ending on the last day of the Term had Employee continued to be employed with the Company through such date.”

Except as specifically amended hereby, the Agreement shall remain in full force and effect without modification. This letter constitutes the entire agreement among the parties with respect to modification of the Agreement and any other matters related thereto, and supersedes all prior negotiations and understandings of the parties in connection therewith.

Very truly yours,

LIONS GATE FILMS INC.

/s/ Wayne Levin ________
Wayne Levin
Executive Vice President and General Counsel

AGREED AND ACCEPTED
This 23rd day of February, 2012

/s/ James Keegan________
JAMES KEEGAN